UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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The RBB Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Proxy Materials

US TREASURY 10 YEAR NOTE ETF
US TREASURY 2 YEAR NOTE ETF
US TREASURY 12 MONTH BILL ETF
US TREASURY 3 MONTH BILL ETF

Each a series of The RBB Fund, Inc.

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
 […], 2023

Dear Shareholder:

I am writing to inform you about an upcoming special meeting of shareholders (the “Meeting”) of the US Treasury 10 Year Note ETF, US Treasury 2 Year Note ETF, US Treasury 12 Month Bill ETF, and US Treasury 3 Month Bill ETF (each a “Fund” and collectively the “Funds”), each a series of The RBB Fund, Inc. (the “Company”). The Meeting is being held to seek shareholder approval of the proposal (the “Proposal”) discussed below and in the accompanying Proxy Statement:

Proposal:
For shareholders of each Fund, separately, to approve a new investment advisory agreement between the Company, on behalf of such Fund, and F/m Investments, LLC d/b/a North Slope Capital, LLC (“F/m” or the “Adviser”) (the “New Investment Advisory Agreement”).

F/m has served as the investment adviser of each Fund since its inception. Pursuant to the terms of an acquisition agreement between F/m Acceleration, LLC (“F/m Acceleration”), a parent company of F/m, and Diffractive Managers Group, LLC (“Diffractive”), a multi-boutique asset management company, on January 31, 2023 Diffractive acquired all of the assets and liabilities of F/m Acceleration (the “Acquisition”). The Acquisition was deemed to result in a change of control of F/m pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”) effective as of January 31, 2023.

The change of control caused by the Acquisition resulted in the termination of the previously existing investment advisory agreement between the Company, on behalf of each Fund, and the Adviser. To avoid disruption of the Funds’ investment management program, on January 27, 2023, the Board of Directors of the Company (“Board”) approved an interim investment advisory agreement (the “Interim Advisory Agreement”) between the Company, with respect to each Fund, and the Adviser. The Interim Advisory Agreement will continue in effect until June 30, 2023 or the effective date of the New Investment Advisory Agreement approved by the shareholders of the Funds. The terms of the Interim Advisory Agreement are the same as those of the previously existing investment advisory agreement, except for certain provisions that are required by law, the date and term of the agreement and certain other immaterial differences.

For the Adviser to continue serving as the Funds’ investment adviser following the expiration of the Interim Advisory Agreement, the Company is required to obtain the approval by the shareholders of the Funds of the New Investment Advisory Agreement. Please note that the unitary management fees payable to the Adviser under the New Investment Advisory Agreement are the same as the unitary management fees payable under the Funds’ previously existing investment advisory agreement. Furthermore, the investment advisory personnel who provided services to the Funds under the previously existing investment advisory agreement are expected to continue to do so under the New Investment Advisory Agreement.

The Board has unanimously voted to approve the New Investment Advisory Agreement and to recommend that the shareholders of each Fund also approve the New Investment Advisory Agreement.

Enclosed you will find a notice of the Special Meeting, a Proxy Statement with additional information about the Proposal, and a proxy card with instructions for voting. Following this letter, you will find questions and answers regarding the Proposal and Proxy Statement that are designed to help you understand the Proxy Statement and how to cast your votes. These questions and answers are being provided as a supplement to, not a substitute for, the Proxy Statement, which we urge you to review carefully.

The Board believes that approval of the Proposal is in the best interest of each Fund and its shareholders and recommends that you vote “FOR” the relevant Proposal. Importantly, approval of the Proposal will not result in any increase in shareholder fees or expenses.

The Meeting is scheduled to be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202 on [March 28], 2023, at [11:00 a.m. Central Time].

Shareholders of record of each Fund as of the close of business on February 28, 2023 (“Record Date”) are entitled to be present and to vote at the Meeting or any adjournment thereof.

Your vote is extremely important. While you are welcome to join us at the Meeting, most shareholders will cast their votes by filling out, signing, and returning the enclosed proxy card, voting by telephone, or voting using the internet. If you have any questions regarding the Proposal or the voting process, please call our proxy solicitation agent, AST Fund Services toll-free at 1-888-227-9349.

We intend to hold the Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website https://vote.proxyonline.com/rbb/docs/ETF2023, and we encourage you to check this website prior to the Meeting if you plan to attend in person. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Meeting in the event that in-person attendance at the Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

Thank you for your continued support.

Sincerely,

Steven Plump
President
The RBB Fund, Inc.

Voting is quick and easy. Everything you need is enclosed. To cast your vote:

•	PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

TABLE OF CONTENTS

Page

QUESTIONS AND ANSWERS	1
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS	4
PROXY STATEMENT	6
Introduction	6
Proposal: Approval of New Investment Advisory Agreement	7
Legal Requirements in Approving the New Investment Advisory Agreement	7
Compensation Paid to F/m	8
Brokerage Commissions	8
Information About F/m Investments, LLC d/b/a North Slope Capital, LLC and its Control Entities	9
Interest of Directors and Officers of Company in the Proposal	9
Summary of New Investment Advisory Agreement and Prior Investment Advisory Agreement	9
Board Recommendation of Approval	11
Vote Required	12
General Information	13
Method and Cost of Solicitation	13
Householding	13
Voting Procedures	13
Quorum and Methods of Tabulation	13
Adjournment	13
Investment Adviser	14
Other Service Providers	14
Independent Registered Public Accounting Firm	14
Outstanding Shares	14
Future Meetings; Shareholder Proposals	16
Other Matters	16
Notice to Banks, Broker-Dealers and Voting Directors	16
EXHIBIT A	A-1
PROXY CARD

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Please read the full text of the Proxy Statement. Below is a brief overview of the Proposal to be voted upon. Your vote is important.

QUESTIONS AND ANSWERS

What is this document and why did you send it to me?

We are sending this document to you for your use in connection with the Company’s solicitation of your vote to approve a new investment advisory agreement between the Company, on behalf of each Fund, and the Adviser (the “New Investment Advisory Agreement”). This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement, and proxy card.

At a meeting of the Company’s Board of Directors (the “Board”) held on February 8-9, 2023, the Board approved the New Investment Advisory Agreement, subject to shareholder approval.  The Board recommends that shareholders of each Fund also approve the Proposal.

What is the Proposal and why am I being asked to approve it?

You are being asked to vote on the following proposal:

Proposal:	For shareholders of each Fund, separately, to approve a new investment advisory agreement between the Company, on behalf of such Fund, and F/m Investments, LLC d/b/a North Slope Capital, LLC.

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds’ current investment advisory agreement with the Adviser automatically terminates in the event of an assignment, which includes a direct or indirect change of ownership of the Adviser. This provision effectively requires a Fund’s shareholders to vote on a new investment advisory agreement if the Adviser undergoes a change of control for purposes of the 1940 Act.

As described in more detail in the Proxy Statement, all of the assets and liabilities of F/m Acceleration, LLC, a parent company of the Adviser, were acquired by Diffractive Managers Group, LLC (“Diffractive”), a multi-boutique asset management company, on January 31, 2023 (the “Acquisition”). The Acquisition was deemed to result in a change of control of the Adviser pursuant to the 1940 Act effective as of January 31, 2023. The change of control caused by the Acquisition resulted in the termination of the previously existing investment advisory agreement between the Company, on behalf of each of the Funds, and the Adviser. To avoid disruption of the Funds’ investment management program, on January 27, 2023, the Board approved an interim investment advisory agreement (the “Interim Advisory Agreement”) between the Company, with respect to each Fund, and the Adviser. The Interim Advisory Agreement will continue in effect until June 30, 2023 or the effective date of the New Investment Advisory Agreement approved by the shareholders of the Funds. The terms of the Interim Advisory Agreement are the same as those of the previously existing investment advisory agreement, except for certain provisions that are required by law, the date and term of the agreement and certain other immaterial differences.

In order for the Adviser to continue serving as the Funds’ investment adviser following the expiration of the Interim Advisory Agreement, the Company is required to obtain the approval by the shareholders of the New Investment Advisory Agreement.

The approval of the New Investment Advisory Agreement is not expected to result in any change to the contractual unitary management fees charged to the Funds by the Adviser, the portfolio management of each Fund or the nature and quality of services provided to each Fund by the Adviser.

What is Diffractive and why did it acquire F/m Acceleration?

Diffractive is a multi-affiliate asset management company and centralized distribution platform.  Founded in 2018, Diffractive owns equity stakes in a number of asset managers and seeks to deliver differentiated active strategies to investment professionals and their clients. As of January 31, 2023, Diffractive and its affiliates had approximately $23 billion in assets under management.

Diffractive acquired F/m Acceleration in an effort to bring together the complementary skills and resources of F/m Acceleration and Diffractive and to augment Diffractive’s centralized distribution capabilities.

How will my approval of the Proposal affect the management and operation of the Fund?

It is expected that the investment advisory personnel who provided services to the Funds under the previously existing investment advisory agreement will continue to do so under the New Investment Advisory Agreement.  Furthermore, the investment objective, risks and investment strategies for each Fund will not change under the New Investment Advisory Agreement or as a result of the Acquisition. The Adviser does not anticipate that the Acquisition will have any material impact on the services provided to the Funds by the Adviser.

How will my approval of the Proposal affect the expenses of the Funds?

The proposed approval of the New Investment Advisory Agreement with F/m will not result in an increase of the unitary management fees paid by the Funds to F/m or in any Fund’s total expenses.

Are there any material differences between the prior investment advisory agreement and the proposed New Investment Advisory Agreement?

There are no material differences between the prior investment advisory agreement and the proposed New Investment Advisory Agreement, other than their effective dates.

Has the Board approved the Proposal?

Yes. The Board approved the Proposal set forth herein, subject to shareholder approval. The Board recommends that you vote “FOR” the approval of the Proposal.

Who is AST Fund Solutions (“AST”)?

AST is a third-party proxy vendor that the Company has engaged to contact shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached. If a quorum is not attained, the meeting must adjourn to a future date. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Who is paying for this proxy solicitation and for the other expenses and solicitation costs associated with this shareholder meeting?

F/m and/or its affiliates will pay for the costs of this proxy solicitation and the Meeting, including the printing and mailing of the Proxy Statement and related materials.

What will happen if a Fund’s shareholders do not approve the Proposal?

The Interim Advisory Agreement will continue in effect until June 30, 2023 or the effective date of the New Investment Advisory Agreement approved by the shareholders of the Funds. The terms of the Interim Advisory Agreement are the same as those of the previously existing investment advisory agreement, except for certain provisions that are required by law, the date and term of the agreement and certain other immaterial differences. The provisions required by law include a requirement that the fees payable under the Interim Advisory Agreement be put into an escrow account. If a Fund’s shareholders approve the New Investment Advisory Agreement at some time on or before June 30, 2023, the Interim Advisory Agreement with respect to that Fund will terminate and the compensation (plus any interest earned) payable by the Fund under the Interim Advisory Agreement will be paid to the Adviser. If the New Investment Advisory Agreement is not so approved with respect to a Fund, only the lesser of the costs incurred (plus any interest earned) or the amount in the escrow account (including any interest earned) will be paid to the Adviser. If shareholders of a Fund do not approve the New Investment Advisory Agreement at the Meeting, the Board will take such actions as it deems necessary and in the best interests of such Fund and its respective shareholders, which may include further solicitation of the Fund’s shareholders with respect to the Proposal, solicitation of the approval of a different proposal, or the liquidation of the Fund. If shareholders of a Fund do not approve the New Investment Advisory Agreement prior to the expiration of the Interim Advisory Agreement, the Board will consider other alternatives and will make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund and its shareholders, including (without limitation) the liquidation of that Fund.

Who is eligible to vote?

Shareholders of record of each Fund as of the close of business on February 28, 2023 (“Record Date”) are entitled to be present and to vote at the Meeting or any adjournment thereof.

Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the Proposal presented at the Meeting.

How is a quorum for the Meeting established?

The presence of one-third of the outstanding shares of a Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the Proposal for the Fund. Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, since such shares are not voted in favor of a Proposal, they have the effect of counting as a vote AGAINST the Proposal. If a quorum is not present for a Fund at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received on behalf of the Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the Fund.

What vote is required to approve the Proposal?

With respect to the Proposal, approval of the New Investment Advisory Agreement with respect to a Fund requires the vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

How do I vote my shares?

Although you may attend the Meeting and vote in person, you do not have to. You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions.

In addition, you may vote through the Internet by visiting the Internet address printed on your proxy card and following the online instructions. If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call AST at 1-888-227-9349. Representatives are available to assist you Monday through Friday, 9 a.m. to 10 p.m., Eastern Time.

If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted “FOR” the Proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Meeting. Abstentions will be treated as votes “AGAINST” the Proposal.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date, or (3) by attending the Meeting and voting in person.

Please complete, sign and return the enclosed proxy card in the enclosed envelope. You may vote your proxies by Internet or telephone in accordance with the instructions set forth on the enclosed proxy card. No postage is required if mailed in the United States.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [MARCH 28, 2023]

US Treasury 10 Year Note ETF
US Treasury 2 Year Note ETF
US Treasury 12 Month Bill ETF
US Treasury 3 Month Bill ETF

Each a series of The RBB Fund, Inc.

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Notice is hereby given that an upcoming special meeting of shareholders (the “Meeting”) of the US Treasury 10 Year Note ETF, US Treasury 2 Year Note ETF, US Treasury 12 Month Bill ETF, and US Treasury 3 Month Bill ETF (each a “Fund” and collectively the “Funds”), each a series of The RBB Fund, Inc. (the “Company”), will be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202 on [March 28], 2023, at 11:00 a.m. Central Time.

Shareholders of record of each Fund as of the close of business on February 28, 2023 (“Record Date”) are entitled to be present and to vote at the Meeting or any adjournment thereof.

Your vote is extremely important. While you are welcome to join us at the Meeting, most shareholders will cast their votes by filling out, signing, and returning the enclosed proxy card, voting by telephone, or voting using the internet.

We intend to hold the Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website https://vote.proxyonline.com/rbb/docs/ETF2023, and we encourage you to check this website prior to the Meeting if you plan to attend in person. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Meeting in the event that in-person attendance at the Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

At the Meeting, shareholders of each Fund will be asked to act upon the following Proposal, which is more fully described in the accompanying Proxy Statement dated [___], 2023:

Proposal:
For shareholders of each Fund, separately, to approve a new investment advisory agreement between the Company, on behalf of such Fund, and F/m Investments, LLC d/b/a North Slope Capital, LLC (“F/m” or the “Adviser”) (the “New Investment Advisory Agreement”).

Shareholders may be asked to act on such other business as may properly come before the Meeting or any adjournments or postponements thereof.

THE BOARD OF DIRECTORS OF THE COMPANY (“BOARD”), INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

The Board has fixed the close of business on the Record Date for each Fund as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof. Please read the accompanying Proxy Statement for a full discussion of the Proposal.

By Order of the Board of Directors of the Company

James G. Shaw
Chief Financial Officer, Chief Operating Officer and Secretary
The RBB Fund, Inc.
 […], 2023

Your vote is very important – please vote your shares promptly.

Shareholders are invited to attend the Meeting. Please note, no representatives from the Adviser or the Board will be attending the Meeting. Shareholders are urged to vote using the touch-tone telephone or Internet voting instructions found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

US Treasury 10 Year Note ETF
US Treasury 2 Year Note ETF
US Treasury 12 Month Bill ETF
US Treasury 3 Month Bill ETF

Each a series of The RBB Fund, Inc.

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

PROXY STATEMENT
[…], 2023

FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [MARCH 28, 2023]

Introduction
This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) of proxies to be voted at the Special Meeting of Shareholders of the US Treasury 10 Year Note ETF, US Treasury 2 Year Note ETF, US Treasury 12 Month Bill ETF, and US Treasury 3 Month Bill ETF (each a “Fund” and collectively the “Funds”) and any adjournment or postponement thereof (the “Meeting”). The Meeting will be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202 on [March 28], 2023, at 11:00 a.m. Central Time.

Proposal:
For shareholders of each Fund, separately, to approve a new investment advisory agreement between the Company, on behalf of such Fund, and F/m Investments, LLC d/b/a North Slope Capital, LLC (“F/m” or the “Adviser”) (the “New Investment Advisory Agreement”).

Shareholders of record of each Fund as of the close of business on February 28, 2023 (“Record Date”) are entitled to be present and to vote at the Meeting or any adjournment thereof.

The Notice of Special Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy card are being mailed to Shareholders on or about [MAILING DATE], 2023.

We intend to hold the Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website https://vote.proxyonline.com/rbb/docs/ETF2023, and we encourage you to check this website prior to the Meeting if you plan to attend in person. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Meeting in the event that in-person attendance at the Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

Financial statements for the US Treasury 10 Year Note ETF, US Treasury 2 Year Note ETF and US Treasury 3 Month Bill ETF are included in those Funds’ annual report to shareholders for the fiscal period ended August 31, 2022 (the “Annual Report”), which was mailed to those Funds’ shareholders. The US Treasury 12 Month Bill ETF commenced operations on November 14, 2022 and, therefore, financial statements for the Fund will be included in its first semi-annual report to shareholders for the fiscal period ending February 28, 2023. Shareholders may obtain copies of the Annual Report and, once available, the Funds’ semi-annual report, free of charge by calling 1-800-617-0004, visiting the Funds’ website at www.ustreasuryetf.com or writing the Funds, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Proposal: Approval of New Investment Advisory Agreement

Background.

F/m has served as the investment adviser to each Fund since its inception. Pursuant to the terms of an agreement (the “Acquisition Agreement”) entered into between F/m Acceleration, LLC (“F/m Acceleration”), a parent company of F/m, and Diffractive Managers Group, LLC (“Diffractive”), a multi-boutique asset management company, on January 31, 2023 Diffractive acquired all of the assets and liabilities of F/m Acceleration (the “Acquisition”). The Acquisition was deemed to result in a change of control of the Adviser pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”) effective as of January 31, 2023. Following the Acquisition, F/m continues to operate as a stand-alone entity within Diffractive.

The change of control caused by the Acquisition resulted in the termination of the previously existing investment advisory agreement between the Company, on behalf of each of the Funds, and the Adviser (the “Prior Investment Advisory Agreement”). To avoid disruption of the Funds’ investment management program, on January 27, 2023, the Board approved an interim investment advisory agreement (the “Interim Advisory Agreement”) between the Company, with respect to each Fund, and the Adviser. The Interim Advisory Agreement will continue in effect until June 30, 2023 or the effective date of the New Investment Advisory Agreement approved by the shareholders of the Funds. The terms of the Interim Advisory Agreement are the same as those of the Prior Investment Advisory Agreement, except for certain provisions that are required by law, the date and term of the agreement and certain other immaterial differences. The provisions required by law include a requirement that the fees payable under the Interim Advisory Agreement be put into an escrow account. If a Fund’s shareholders approve the New Investment Advisory Agreement at some time on or before June 30, 2023, the Interim Advisory Agreement with respect to that Fund will terminate and the compensation (plus any interest earned) payable by the Fund under the Interim Advisory Agreement will be paid to the Adviser. If the New Investment Advisory Agreement is not so approved with respect to a Fund, then only the lesser of the costs incurred (plus any interest earned) or the amount in the escrow account (including any interest earned) will be paid to the Adviser.

For the Adviser to continue serving as the Funds’ investment adviser following the expiration of the Interim Advisory Agreement, the Company is required to obtain the approval by the shareholders of the Funds of the New Investment Advisory Agreement. The unitary management fees payable to the Adviser under the New Investment Advisory Agreement are the same as the unitary management fees payable under the Prior Investment Advisory Agreement. In addition, the investment advisory personnel who provided services to the Funds under the Prior Investment Advisory Agreement and are providing services to the Funds under the Interim Advisory Agreement are expected to continue to do so under the New Investment Advisory Agreement.

The Adviser does not anticipate that the Acquisition will have a material impact on the services provided to the Funds by the Adviser or any third-party vendors that provide services to the Funds. The Adviser’s key investment teams remained in place following the Acquisition, and no change in senior management’s strategy for the Funds is anticipated as a result of the Acquisition.

At a meeting of the Board held on February 8-9, 2023, the Board, including a majority of Directors who are not “interested persons,” (the “Independent Directors”) as defined under the 1940 Act, voted unanimously to approve the proposed New Investment Advisory Agreement and retain F/m as the investment adviser for the Funds, subject to shareholder approval. The Board also voted unanimously to recommend that shareholders approve the New Investment Advisory Agreement (see “Board Recommendation of Approval” below for additional information). The terms of the New Investment Advisory Agreement are materially the same as the terms of the Prior Investment Advisory Agreement between F/m and the Company, on behalf of the Funds.

If sufficient votes are not obtained to approve the Proposal with respect to a Fund, the Board will consider what further action to take, including adjourning the Meeting for a Fund and making a reasonable effort to solicit support with respect to the Proposal in order to receive sufficient votes. If shareholders of a Fund do not approve the New Investment Advisory Agreement prior to the expiration of the Interim Advisory Agreement, then the Board will consider other alternatives and will make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund and its shareholders, including (without limitation) the liquidation of that Fund.

Legal Requirements in Approving the New Investment Advisory Agreement

The form of the New Investment Advisory Agreement is attached hereto as Exhibit A. There are no material differences between the Prior Investment Advisory Agreement and the proposed New Investment Advisory Agreement, other than their effective dates.

The Board, including a majority of Independent Directors, approved the Prior Investment Advisory Agreement with respect to each Fund at meetings of the Board held on May 11-12, 2022 and July 26, 2022.  The Prior Investment Advisory Agreement was dated August 5, 2022.  A discussion regarding the basis for the Board’s approval of the Prior Investment Advisory Agreement with respect to the US Treasury 10 Year Note ETF, US Treasury 2 Year Note ETF and US Treasury 3 Month Bill ETF is available in the Annual Report. A discussion regarding the basis for the Board’s approval of the Prior Investment Advisory Agreement with respect to the US Treasury 12 Month Bill ETF will be available in the Fund’s first semi-annual report to shareholders for the fiscal period ending February 28, 2023. With respect to each of the US Treasury 10 Year Note ETF, US Treasury 2 Year Note ETF and US Treasury 3 Month Bill ETF, the Prior Investment Advisory Agreement was submitted for approval by the initial shareholder of the Fund on August 5, 2022, prior to the Fund’s commencement of operations. With respect to the US Treasury 12 Month Bill ETF, the Prior Investment Advisory Agreement was submitted for approval by the initial shareholder of the Fund on November 10, 2022, prior to the Fund’s commencement of operations.

The New Investment Advisory Agreement and the Prior Investment Advisory Agreement have identical fee structures. There are no material differences between the two agreements, other than their effective dates. The New Investment Advisory Agreement will take effect upon shareholder approval and will have an initial term ending August 16, 2024. The material terms of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement are compared below in the section entitled “Summary of the New Investment Advisory Agreement and Prior Investment Advisory Agreement.”

Compensation Paid to F/m

Under the Prior Investment Advisory Agreement, F/m was entitled to receive a unitary management fee, computed daily and payable monthly, at an annual rate of:

Fund	Unitary Management Fee
US Treasury 10 Year Note ETF	0.15% of the Fund’s average daily net assets
US Treasury 2 Year Note ETF	0.15% of the Fund’s average daily net assets
US Treasury 12 Month Bill ETF	0.15% of the Fund’s average daily net assets
US Treasury 3 Month Bill ETF	0.15% of the Fund’s average daily net assets

Pursuant to the Prior Investment Advisory Agreement, the Adviser paid most of the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, from the Fund’s unitary management fee. However, under the Prior Investment Advisory Agreement, the Adviser was not responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

The fee structure of the Interim Advisory Agreement is the same as that of the Prior Investment Advisory Agreement, except that the fees payable to the Adviser under the Interim Advisory Agreement must be put into an escrow account. If a Fund’s shareholders approve the New Investment Advisory Agreement at some time on or before June 30, 2023, the Interim Advisory Agreement with respect to that Fund will terminate and the compensation (plus any interest earned) payable by the Fund under the Interim Advisory Agreement will be paid to the Adviser. If the New Investment Advisory Agreement is not so approved with respect to a Fund, then only the lesser of the costs incurred (plus any interest earned) or the amount in the escrow account (including any interest earned) will be paid to the Adviser.

The fee structure under the New Investment Advisory Agreement is identical to the fee structure under the Prior Investment Advisory Agreement. For the fiscal period from August 8, 2022 (the commencement of operations) through August 31, 2022, the US Treasury 10 Year Note ETF, US Treasury 2 Year Note ETF and US Treasury 3 Month Bill ETF paid F/m a unitary management fee in the amounts shown below. The US Treasury 12 Month Bill ETF did not pay F/m any unitary management fee for the fiscal year ended August 31, 2022 because the Fund did not commence operations until November 14, 2022.

Unitary Management Fees Paid to F/m for the Fiscal Period Ended August 31, 2022

Fund	Net Unitary Management Fees Paid
US Treasury 10 Year Note ETF	$1,790
US Treasury 2 Year Note ETF	$747
US Treasury 3 Month Bill ETF	$3,111

Brokerage Commissions

For the fiscal period ended August 31, 2022, the US Treasury 10 Year Note ETF paid brokerage commissions of $0, the US Treasury 2 Year Note ETF paid brokerage commissions of $1, and the US Treasury 3 Month Bill ETF paid brokerage commissions of $2. None of the Funds owned securities of their regular broker-dealers as of the fiscal period ended August 31, 2022. During the fiscal period ended August 31, 2022, no Fund paid brokerage commissions to affiliated brokers of F/m or its affiliates.

Information About F/m Investments, LLC d/b/a North Slope Capital, LLC and Its Control Entities

F/m currently serves as the investment adviser to each Fund and is proposed to continue serving in that capacity pursuant to the New Investment Advisory Agreement. F/m is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. F/m’s principal office is located at 3050 K Street NW, Suite W-201, Washington, DC 20007. As of September 30, 2022, the Adviser together with its affiliates had approximately $1.71 billion in assets under management.

Each of F/m Acceleration and EQSF Holdings, LLC (“EQSF”) owns and controls 50% of the Adviser. EQSF is organized as a Delaware limited liability company and is owned by three officers of the Company (see “Interest of Directors and Officers of Company in the Proposal” below for more information). EQSF’s principal business address is 1209 Orange Street, Wilmington DE, 19801.

F/m Acceleration, which is located at 3050 K Street NW, Suite W-201, Washington, DC 20007, is a wholly-owned subsidiary of Diffractive. Diffractive is a multi-affiliate asset management company and centralized distribution platform. Founded in 2018, Diffractive owns equity stakes in a number of asset managers and seeks to deliver differentiated active strategies to investment professionals and their clients. As of January 31, 2023, Diffractive and its affiliates had approximately $23 billion in assets under management. Diffractive is organized as a Delaware limited liability company and its principal business address is 111 Huntington Avenue, Boston, Massachusetts 02199.

Diffractive is an indirect, wholly-owned subsidiary of 1251 Capital Group, Inc. (“1251”).  1251 is a Delaware corporation that operates in the investment management, specialty insurance and insurance carriers industries.  1251’s business address is 9 Newbury Street, Floor 5, Boston, Massachusetts 02116.

The following table sets forth the name, position and principal occupation of each current member and/or principal officer of F/m, each of whom is located at F/m’s principal office location:

Name	Position/Principal Occupation
Alexander R. Morris	President and Chief Investment Officer
Matthew A. Swendiman	Chief Compliance Officer

Interest of Directors and Officers of Company in the Proposal

No Director of the Company currently holds any position with F/m, F/m Acceleration, EQSF, Diffractive, 1251 or their respective affiliates.

EQSF, which owns and controls 50% of the Adviser, is owned by three officers of the Company as set forth in the table:

Owner of EQSF	Percentage of Ownership Interest of EQSF	Officer Position(s) Held with Company
Steven Plump	33.34%	President
James G. Shaw	33.33%	Chief Financial Officers, Chief Operating Officer and Secretary
Craig A. Urciuoli	33.33%	Director of Marketing & Business Development

Summary of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement

Except as described below, there are no material differences between the terms of the New Investment Advisory Agreement and the terms of the Prior Investment Advisory Agreement. The investment advisory services to be provided by F/m and the fee structure under the New Investment Advisory Agreement are identical to the services provided by F/m and the fee structure under the Prior Investment Advisory Agreement. A copy of the proposed New Investment Advisory Agreement is attached hereto as Exhibit A.  The following description is only a summary.  You should refer to Exhibit A for the New Investment Advisory Agreement, as the description set forth in this Proxy Statement of the New Investment Advisory Agreement is qualified in its entirety by reference to Exhibit A.

Advisory Services. Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that, subject to the supervision of the Board, F/m will provide for the overall management of the Funds including: (i) the provision of a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds; (ii) the determination from time to time of the securities and other investments to be purchased, retained or sold for the Funds; (iii) the placement from time to time of orders for all purchases and sales made for the Funds; (iv) monitoring and providing assistance with anticipated purchases and redemptions of creation units by shareholders of the Funds and new investors; (v) determining the amount of the Funds’ cash component, the identity and number of shares of the securities to be accepted in exchange for “Creation Units” for the Funds and the securities that will be applicable that day to redemption requests received for the Funds; (vi) the coordination of the Funds’ compliance with rules of the applicable securities exchange; and (vii) the establishment, monitoring and keeping up-to-date of the Funds’ website to comply with applicable law and SEC exemptive orders. In both the New Investment Advisory Agreement and Prior Investment Advisory Agreement, the Adviser further agrees that it will render to the Board such periodic and special reports regarding the performance of its duties as the Board may reasonably request and will provide to the Company (or its agents and service providers) prompt and accurate data with respect to each Funds’ transactions and, where not otherwise available, the daily valuation of securities in the Funds.

Brokerage. Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that (i) the Adviser, subject to its obligation to obtain best price and execution, shall have full discretion to select brokers or dealers to effect the purchase and sale of securities; (ii) in selecting brokers or dealers to execute orders for the purchase and sale of securities, the Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Funds directly or indirectly; and (iii) without limiting the generality of the foregoing, the Adviser is authorized to cause the Funds to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Funds or who otherwise provide brokerage and research services utilized by the Adviser, provided that the Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Adviser’s overall responsibilities with respect to accounts as to which the Adviser exercises investment discretion.

Payment of Expenses. Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that the Adviser will pay all of the costs and expenses incurred by it in connection with the advisory services provided for the Funds. Additionally, both the Prior Investment Advisory Agreement and the New Investment Advisory Agreement state that, for no additional compensation, the Adviser will pay all expenses incurred by the Funds except for (i) its advisory fees; (ii) distribution fees and expenses paid by a Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (iii) interest expenses; (iv) brokerage expenses, trading expenses and other expenses (such as stamp taxes) in connection with the execution of portfolio transactions or in connection with creation and redemption transactions; (v)  tax expenses (including any income or franchise taxes) and governmental fees; and (vi) extraordinary expenses, such as litigation costs and other expenses not incurred in the ordinary course of business.

Management Fees. Both the New Investment Advisory Agreement and Prior Investment Advisory Agreement contain an identical unitary management fee structure based on each Fund’s average daily net assets. Pursuant to both the New Investment Advisory Agreement and Prior Investment Advisory Agreement, the Adviser is entitled to receive management fee, computed daily and payable monthly, at the annual rate of 0.15% of each Fund’s average daily net assets.

Duration and Termination. The Prior Investment Advisory Agreement became effective on August 5, 2022 and terminated automatically on January 31, 2023. The New Investment Advisory Agreement will be effective immediately following shareholder approval and will have an initial term ending August 16, 2024.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement contain provisions stating that they will continue in effect from year to year following their respective initial term if such continuance is approved by the Board, on behalf of the Funds, at least annually in the manner required by the 1940 Act and the rules and regulations thereunder.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement may be terminated at any time, on sixty (60) days’ prior written notice, by the Company (by vote of the Company's Board or by vote of a majority of the outstanding voting securities of a Fund) without the payment of a penalty, or by the Adviser at any time, without the payment of a penalty, upon sixty (60) days’ prior written notice.  Each of the Prior Investment Advisory Agreement and the New Investment Advisory Agreement contain a provision stating that they will immediately terminate in the event of its assignment.

Limitation on Liability and Indemnification. Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the particular agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the particular agreement (“disabling conduct”). Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that the Funds will indemnify the Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Adviser.

Board Recommendation of Approval

At a meeting held on February 8-9, 2023 (the “Board Meeting”), the Board, including a majority of the Independent Directors, unanimously voted to approve the New Investment Advisory Agreement and to recommend that the shareholders of each Fund vote FOR the Proposal to approve the New Investment Advisory Agreement.

In considering the approval of the New Investment Advisory Agreement, the Board, with the assistance of independent counsel, considered its legal responsibilities with regard to all factors deemed to be relevant to the Funds. The Board evaluated the New Investment Advisory Agreement in light of all the materials provided prior to and during the Board Meeting and at other meetings that preceded the Board Meeting, the presentations made during the Board Meeting, and the discussions held during the Board Meeting.  The Directors reviewed these materials with management of F/m and discussed the New Investment Advisory Agreement with counsel in an executive session, at which no representatives of F/m were present. The Directors considered whether approval of the New Investment Advisory Agreement would be in the best interests of each Fund and its shareholders and the overall fairness of the New Investment Advisory Agreement. Among other things, the Directors considered information concerning: (i) the nature, extent and quality of the services provided by the Adviser to the Funds; (ii) descriptions of the experience and qualifications of the Adviser’s personnel providing those services; (iii) the Adviser’s investment philosophies and processes; (iv) the Adviser’s assets under management and client descriptions; (v) the Adviser’s management fee arrangement with the Company; (vi) the Adviser’s compliance policies and procedures; (vii) the Adviser’s financial information, insurance coverage and profitability analysis related to its provision of advisory services to the Funds; (viii) the extent to which economies of scale are relevant to the Funds; (ix) information regarding each Fund’s fees relative to other funds with similar investments and structure; and (x) information regarding the performance of each Fund relative to its benchmark index.

Nature, Extent and Quality of Services Provided to the Funds. The Directors evaluated the nature, extent and quality of the services that the Adviser would provide under the New Investment Advisory Agreement, which are the same services that the Adviser provided under the Prior Investment Advisory Agreement, on the basis of the functions that the Adviser performs, and the quality and stability of the staff committed to those functions, the Adviser’s compliance record and financial condition and its background and history in providing services to the Funds under the Prior Investment Advisory Agreement. The Directors also considered the fact that the Adviser had not experienced any significant legal, compliance or regulatory difficulties in connection with the services provided by the Adviser to the Funds. Based on the information provided and the Directors’ prior experience with the Adviser, the Directors concluded that the nature and extent of the services that the Adviser would provide under the New Investment Advisory Agreement, as well as the quality of those services, was satisfactory.

In this regard, the Directors considered representations by the Adviser that the Acquisition would not lead to a reduction in the quality or scope of services provided to the Funds. The Directors took into account that there would be no change (including change to the unitary management fee structure) that would adversely impact the Adviser’s ability to provide the same quality of services as were provided in the past; that the New Investment Advisory Agreement is materially the same as the Prior Investment Advisory Agreement; that the Adviser was sufficiently capitalized following the Acquisition to continue its operations; that there are no material litigation, or regulatory or administrative proceedings pending against the Adviser or its principal executive officers related to services that the Adviser provides to the Funds alleging violations of securities or related laws, fraudulent conduct, breach of fiduciary duty, or similar violations; that there are no pending regulatory inquiries by the SEC or other regulators involving the Adviser related to services that the Adviser provides to the Funds; that there are no material compliance issues since the approval of the Prior Investment Advisory Agreement; that the Funds would not bear any expenses related to the Acquisition, including expenses related to the proxy statement; and that there are no planned fee increases for the Funds over the next two years.

Section 15(f) of the Investment Company Act. The Directors also considered whether the arrangements between the Adviser and the Funds comply with the conditions of Section 15(f) of the Investment Company Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after closing of the applicable transaction, at least 75% of the board members of the investment company cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, an “unfair burden” must not be imposed upon a Fund as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from a Fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of a Fund (other than bona fide ordinary compensation as principal underwriter for the Fund).

Consistent with the first condition of Section 15(f), the Adviser represented that it is not aware of any current plans to reconstitute the Board of the Company following the Acquisition. Thus, at least 75% of the Directors of the Company would not be “interested persons” (as defined in the 1940 Act) of the Advisers for a period of three years after closing of the Acquisition and would be in compliance with this provision of Section 15(f). With respect to the second condition of Section 15(f), the Adviser represented that the Acquisition will not have an economic impact on the Adviser’s ability to provide services to the Fund and no fee increases are contemplated. Thus, the Directors found that the Acquisition would not result in an "unfair burden" (as defined in Section 15(f)) during the two-year period following the closing of the Acquisition. The Adviser represented that neither it nor any interested person of the Adviser would receive any compensation from the Funds or their shareholders, except as permitted pursuant to Section 15(f).

Costs of Services Provided and Profits Realized by the Adviser. The Directors examined fee information for each Fund, including a comparison of such information to other similarly situated funds, and the total expense ratio of each Fund. In this regard, the Directors noted that the unitary management fees and total expenses of each Fund were not expected to change as a result of the Acquisition or approval of the New Investment Advisory Agreement. The Directors also reviewed analyses of the Adviser’s estimated profitability related to its provision of advisory services to the Funds. Based on the information provided, the Directors concluded that the amount of unitary management fees that the Funds currently pay, and would pay under the New Investment Advisory Agreement, to the Adviser are reasonable in light of the nature and quality of the services provided.

Investment Performance of the Funds. The Directors reviewed information concerning each Fund’s investment performance, both absolutely as well as compared to its benchmark index. The Directors also considered the Adviser’s quarterly portfolio reviews explaining the Funds’ performance and the investment strategies it employs for the Funds. After considering all of the information, the Directors concluded that, although past performance is not a guarantee of future results, the Funds and their shareholders were likely to benefit from the Adviser’s continued provision of investment management services.

Economies of Scale and Fee Levels Reflecting Those Economies. In considering the overall fairness of the New Investment Advisory Agreement, the Directors assessed the degree to which economies of scale that would be expected to be realized if the Funds’ assets increase, whether the Funds were large enough to generate economies of scale, and the extent to which fee levels would reflect those economies of scale for the benefit of the Funds’ shareholders. The Directors noted that each Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grew in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis. The Directors determined that the fee schedules in the New Investment Advisory Agreement are reasonable and appropriate.

Other Benefits to the Adviser. In addition to the above factors, the Directors also considered other benefits received by the Adviser from its management of the Funds, including, without limitation, the ability to market its advisory services for similar products in the future.

The Directors also considered that, if shareholders approve the New Investment Advisory Agreement, the Directors will continue to conduct a formal annual contract review and renewal process consistent with the process it would have conducted had the Prior Investment Advisory Agreement continued in effect. The Directors noted that they would be able to, and intended to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Funds. In addition, the Directors considered that, under the New Investment Advisory Agreement, the Board will continue to have the authority, should the need arise in its view, to terminate the New Investment Advisory Agreement without penalty upon 60 days' notice.

Based on all of the information presented to and considered by the Directors and the conclusions that it reached, the Board approved the New Investment Advisory Agreement on the basis that its terms and conditions are fair to, and in the best interests of, the Funds and their shareholders.

Based on all of the foregoing, the Directors recommend that shareholders of each Fund vote FOR the approval of the New Investment Advisory Agreement.

Vote Required

Approval of the Proposal to approve the New Investment Advisory Agreement in order to re-engage F/m as the investment adviser for the Funds requires the vote of the “majority of the outstanding voting securities” of each Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of a Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of each Fund entitled to vote thereon.

If the Proposal is approved by each Fund’s shareholders, the New Advisory Agreement is expected to become effective immediately. If the shareholders of any Fund do not approve the Proposal at the Meeting, the Board will take such action as it deems necessary and in the best interests of each Fund and its respective shareholders, which may include further solicitation of a Fund’s shareholders with respect to the Proposals, solicitation of the approval of different proposals, or the liquidation of one or more Funds.

GENERAL INFORMATION

Method and Cost of Solicitation

Proxies will be solicited by the Company, the Adviser, and/or AST, a professional proxy solicitor, primarily by mail. The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Company or the Adviser, none of whom will be paid for these services, or by AST. The Adviser and/or its affiliates will pay the costs of the Meeting and the expenses incurred in connection with the solicitation of proxies, including any expenses associated with the services of AST. AST will be paid approximately $4,500 and will be reimbursed for its related expenses. The Company estimates that the total expenditures relating to the solicitation of proxies will be approximately $10,000. The Company may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Funds held of record by such persons. The Adviser may reimburse such broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of a Fund.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call 1-888-227-9349. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-800-617-0004 or write to the Funds, c/o U.S. Bank Global Fund Services at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Voting Procedures

You can vote by mail, on the Internet or by phone by following the instructions on your proxy card, or in person at the Meeting. To vote by mail, sign and send us the enclosed proxy voting card in the envelope provided.

Shares represented by timely and properly executed proxies will be voted as specified. If you do not specify your vote with respect to a particular matter, the proxy holder will vote your shares in accordance with the recommendation of the Directors. You may revoke your proxy at any time before it is exercised by sending a written revocation addressed to Steven Plump, President, The RBB Fund, Inc., c/o U.S. Bank Global Fund Services 615 East Michigan Street, Milwaukee, Wisconsin 53202, by properly executing and delivering a later-dated proxy, or by attending the Meeting and voting in person. Attendance at the Meeting alone, however, will not revoke the proxy.

Each whole share will be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share will be entitled to a proportionate fractional vote.

Quorum and Methods of Tabulation

The presence of one-third of the outstanding shares of each Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the Proposal for each Fund. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Board as inspectors for the Meeting.

For purposes of determining the presence of a quorum for the Meeting, the inspectors will count as present the total number of shares voted “for” or “against” approval of any proposal, as well as shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). With regard to the Proposal, assuming the presence of a quorum, abstentions and “broker non-votes” will have the effect of a vote against the Proposal.

Adjournment

If a quorum is not present or sufficient votes in favor of the Proposal is not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date within a reasonable time after the Record Date to permit further solicitation of proxies with respect to the Proposal. In addition, if the persons named as proxies determine it is advisable to defer action on the Proposal the persons named as proxies may propose one or more adjournments of the Meeting to a date within a reasonable time after the Record Date in order to defer action on the Proposal as they deem advisable. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. They will vote in their discretion shares represented by proxies that reflect abstentions and “broker non-votes.”

Investment Adviser

Each Fund’s investment adviser is F/m Investments, LLC d/b/a North Slope Capital, LLC, located at 3050 K Street NW, Suite W-201, Washington, DC 20007.

Other Service Providers

The principal executive office of the Company is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Company’s administrator, transfer and dividend disbursing agent is U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Funds’ principal underwriter/distributor is Quasar Distributors, LLC, 111 East Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202.

Independent Registered Public Accounting Firm

Cohen  & Company, Ltd. (“Cohen”), 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, is the independent registered public accounting firm of the Funds. The independent registered public accounting firm is responsible for conducting the annual audit of the Funds’ financial statements. The selection of the independent registered public accounting firm is approved annually by the Board. Representatives of Cohen will not be present at the Meeting.

Outstanding Shares

The number of shares of each Fund issued and outstanding on the Record Date was as follows:

Fund	Number of Issued and Outstanding Shares
US Treasury 10 Year Note ETF	[ ]
US Treasury 2 Year Note ETF	[ ]
US Treasury 12 Month Bill ETF	[ ]
US Treasury 3 Month Bill ETF	[ ]

As of the Record Date, the Directors and officers of the Company, as a group, owned beneficially less than 1% of the outstanding shares of each Fund. As of the close of business on the Record Date, the following persons were the only persons who were record owners or, to the knowledge of each Fund, were beneficial owners of 5% or more of the Fund’s outstanding shares. Any shareholder that owns 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring approval of the shareholders of the Fund.

US Treasury 10 Year Note ETF
Name and Address	% Ownership	Type of Ownership
[ ]	[…]%	Record
[ ]	[…]%	Record
[ ]	[…]%	Record
[ ]	[…]%	Record

US Treasury 2 Year Note ETF
Name and Address	% Ownership	Type of Ownership
[ ]	[…]%	Record
[ ]	[…]%	Record
[ ]	[…]%	Record
[ ]	[…]%	Record

US Treasury 12 Month Bill ETF
Name and Address	% Ownership	Type of Ownership
[ ]	[…]%	Record
[ ]	[…]%	Record
[ ]	[…]%	Record
[ ]	[…]%	Record

US Treasury 3 Month Bill ETF
Name and Address	% Ownership	Type of Ownership
[ ]	[…]%	Record
[ ]	[…]%	Record
[ ]	[…]%	Record
[ ]	[…]%	Record

Future Meetings; Shareholder Proposals

The Company is generally not required to hold annual meetings of shareholders and the Company generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions, such as election of directors or approval of a new advisory agreement, are required to be taken under the 1940 Act or the Company’s Articles of Incorporation and By-Laws. By observing this policy, the Company seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Company hereafter called should send the proposal to the Secretary of the Company at the Company’s principal offices within a reasonable time before the solicitation of the proxies for such meeting. Shareholders who wish to recommend a nominee for election to the Board may do so by submitting the appropriate information about the candidate to the Company’s Secretary. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the Proxy Statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under Maryland law.

Other Matters

The Board knows of no other matters that may come before the Meeting, other than the proposal as set forth above. If any other matter properly comes before the Meeting, the persons named as proxies will vote on the same in their discretion.

Notice to Banks, Broker-Dealers and Voting Directors

Banks, broker-dealers, and voting directors should advise the Company, in care of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Exhibit A

FORM OF INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of [  ] between THE RBB FUND, INC., a Maryland corporation (herein called the “Fund”), and F/M INVESTMENTS, LLC, d/b/a NORTH SLOPE CAPITAL, LLC, a Delaware limited liability company (herein called the “Investment Adviser”).

WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), and currently offers or proposes to offer shares representing interests in separate investment portfolios; and

WHEREAS, the Fund desires to retain the Investment Adviser to render certain investment advisory services to the Fund with respect to the Fund’s portfolios listed on Exhibit A hereto (collectively, the “Portfolios” and each, a “Portfolio”), and the Investment Adviser is willing to so render such services; and

WHEREAS, the Board of Directors of the Fund and the shareholder(s) of each Portfolio have approved this Agreement, and the Investment Adviser is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

SECTION 1. APPOINTMENT.  The Fund hereby appoints the Investment Adviser to act as investment adviser for the Portfolios for the period and on the terms set forth in this Agreement.  The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

SECTION 2. DELIVERY OF DOCUMENTS.  The Fund has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

(a) Resolutions of the Board of Directors of the Fund authorizing the appointment of the Investment Adviser and the execution and delivery of this Agreement; and

(b) A prospectus and statement of additional information relating to each class of shares representing interests in each Portfolio of the Fund in effect under the Securities Act of 1933 (such prospectus and statement of additional information, as presently in effect and as they shall from time to time be amended and supplemented, are herein collectively called the “Prospectus” and “Statement of Additional Information,” respectively).

The Fund will promptly furnish the Investment Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

In addition to the foregoing, the Fund will also provide the Investment Adviser with copies of the Fund’s Charter and By-laws, and any registration statement or service contracts related to the Portfolios, and will promptly furnish the Investment Adviser with any amendments of or supplements to such documents.

SECTION 3. MANAGEMENT.

(a ) Subject to the supervision of the Board of Directors of the Fund and subject to Section 3(b) below, the Investment Adviser will provide for the overall management of the Portfolios including (i) the provision of a continuous investment program for each Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in each Portfolio, (ii) the determination from time to time of the securities and other investments to be purchased, retained, or sold by the Fund for each Portfolio, (iii) the placement from time to time of orders for all purchases and sales made for each Portfolio, (iv) in connection with its management of each Portfolio, monitoring and assistance with anticipated purchases and redemptions of creation units by shareholders and new investors, (v) the determination of the amount of the cash component, the identity and number of shares of the securities to be accepted in exchange for “Creation Units” for each Portfolio and the securities that will be applicable that day to redemption requests received for each Portfolio (and may give directions to the Fund’s custodian with respect to such designations), (vi) the coordination of each Portfolio’s compliance with rules of the applicable securities exchange, and (vii) the establishment, monitoring and keeping up-to-date of each Portfolio’s website to comply with applicable law and the Exemptive Order.  The Investment Adviser shall have a limited power-of-attorney to execute any trading and/or subscription documents necessary in order to carry out its duties under this Section 3.  The Investment Adviser will provide the services rendered by it hereunder in accordance with each Portfolio's investment objective, restrictions and policies as stated in the applicable Prospectus and Statement of Additional Information, provided that the Investment Adviser has actual notice or knowledge of any changes by the Board of Directors to such investment objectives, restrictions or policies.  The Investment Adviser further agrees that it will render to the Fund’s Board of Directors such periodic and special reports regarding the performance of its duties under this Agreement as the Board may reasonably request.  The Investment Adviser agrees to provide to the Fund (or its agents and service providers) prompt and accurate data with respect to each Portfolio’s transactions and, where not otherwise available, the daily valuation of securities in each Portfolio.

(b) Sub-Advisers.  The Investment Adviser may delegate certain of its responsibilities hereunder with respect to provision of the investment advisory services set forth in Section 3(a) above to one or more other parties (each such party, a “Sub-Adviser”), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the 1940 Act and rules thereunder applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the Board of Directors of the Fund and the shareholders of each Portfolio), subject, however, to such exemptions as may be granted by the U.S. Securities and Exchange Commission upon application or by rule.  Such Sub-Adviser may (but need not) be affiliated with the Investment Adviser.

Any delegation of services pursuant to this Section 3(b) shall be subject to the following conditions:

1. Any fees or compensation payable to any Sub-Adviser shall be paid by the Investment Adviser and no additional obligation may be incurred on the Fund’s behalf to any Sub-Adviser; except that any Fund expenses that may be incurred by the Investment Adviser and paid by the Fund to the Investment Adviser directly may be incurred by the Sub-Adviser and paid by the Fund to the Sub-Adviser directly, so long as such payment arrangements are approved by the Fund and the Investment Adviser prior to the Sub-Adviser’s incurring such expenses.

2. If the Investment Adviser delegates its responsibilities to more than one Sub-Adviser, the Investment Adviser shall be responsible for assigning to each Sub-Adviser that portion of the assets of each Portfolio for which the Sub-Adviser is to act as Sub-Adviser, subject to the approval of the Fund’s Board of Directors.

3. To the extent that any obligations of the Investment Adviser or any Sub-Adviser require any service provider of the Fund or any Portfolio to furnish information or services, such information or services shall be furnished by the Fund’s or the Portfolio’s service providers directly to both the Investment Adviser and any Sub-Adviser.

SECTION 4. BROKERAGE.  Subject to the Investment Adviser’s obligation to obtain best price and execution, the Investment Adviser shall have full discretion to select brokers or dealers to effect the purchase and sale of securities.  When the Investment Adviser places orders for the purchase or sale of securities for a Portfolio, in selecting brokers or dealers to execute such orders, the Investment Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Portfolio directly or indirectly.  Without limiting the generality of the foregoing, the Investment Adviser is authorized to cause each Portfolio to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Portfolio or who otherwise provide brokerage and research services utilized by the Investment Adviser, provided that the Investment Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Investment Adviser’s overall responsibilities with respect to accounts as to which the Investment Adviser exercises investment discretion.  The Investment Adviser may aggregate securities orders so long as the Investment Adviser adheres to a policy of allocating investment opportunities to the Portfolios over a period of time on a fair and equitable basis relative to other clients.  In no instance will a Portfolio’s securities be purchased from or sold to the Fund's principal underwriter, the Investment Adviser, or any affiliated person thereof, except to the extent permitted by SEC exemptive order or by applicable law.

The Investment Adviser shall report to the Board of Directors of the Fund at least quarterly with respect to brokerage transactions that were entered into by the Investment Adviser, pursuant to the foregoing paragraph, and shall certify to the Board that the commissions paid were reasonable in terms either of that transaction or the overall responsibilities of the Investment Adviser to the Fund and the Investment Adviser's other clients, that the total commissions paid by the Fund were reasonable in relation to the benefits to the Fund over the long term, and that such commissions were paid in compliance with Section 28(e) of the Securities Exchange Act of 1934.

SECTION 5. CONFORMITY WITH LAW; CONFIDENTIALITY.  The Investment Adviser further agrees that it will comply with all applicable rules and regulations of all federal regulatory agencies and self-regulatory organizations having jurisdiction over each Portfolio and/or the Investment Adviser in the performance of its duties hereunder.  The Investment Adviser will treat confidentially and as proprietary information of the Fund all records and other information relating to the Fund and prior, present, or potential shareholders (except with respect to clients of the Investment Adviser) and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund. Where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply with a request for records or other information relating to the Fund, the Investment Adviser may comply with such request prior to obtaining the Fund’s written approval, provided that the Investment Adviser has taken reasonable steps to promptly notify the Fund, in writing, upon receipt of the request.

SECTION 6. SERVICES NOT EXCLUSIVE.  The Investment Adviser and its officers may act and continue to act as investment managers for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Investment Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Portfolios or the Fund.

Nothing in this Agreement shall limit or restrict the Investment Adviser or any of its directors, officers, affiliates or employees from buying, selling or trading in any securities for its or their own account.  The Fund acknowledges that the Investment Adviser and its directors, officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for the Portfolios.  The Investment Adviser shall have no obligation to acquire for the Portfolios a position in any investment which the Investment Adviser, its directors, officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Investment Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities so that, to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

The Investment Adviser agrees that this Section 6 does not constitute a waiver by the Fund of the obligations imposed upon the Investment Adviser to comply with Sections 17(d) and 17(j) of the 1940 Act, and the rules thereunder, nor constitute a waiver by the Fund of the obligations imposed upon the Investment Adviser under Section 206 of the Investment Advisers Act of 1940 and the rules thereunder.  Further, the Investment Adviser agrees that this Section 6 does not constitute a waiver by the Fund of the fiduciary obligation of the Investment Adviser arising under federal or state law, including Section 36 of the 1940 Act.  The Investment Adviser agrees that this Section 6 shall be interpreted consistent with the provisions of Section 17(i) of the 1940 Act.

SECTION 7. BOOKS AND RECORDS.  In compliance with the requirements of Rule 31a‑3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Portfolios are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request.  The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a‑2 under the 1940 Act the records required to be maintained by Rule 31a‑1 under the 1940 Act.

SECTION 8. EXPENSES.  During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement.  In addition, for no additional compensation, the Investment Adviser shall pay all of the other operating expenses of each Portfolio, excluding: (i) its advisory fees payable under this Agreement; (ii) distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (iii) interest expenses; (iv) brokerage expenses, trading expenses and other expenses (such as stamp taxes) in connection with the execution of portfolio transactions or in connection with creation and redemption transactions; (v)  tax expenses (including any income or franchise taxes) and governmental fees; and (vi) extraordinary expenses, such as litigation costs and other expenses not incurred in the ordinary course of business.

General expenses of the Fund not readily identifiable as belonging to an investment portfolio of the Fund shall be allocated among all investment portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable and such expenses will be borne by the Investment Adviser or Portfolios in accordance with this Section 8.

SECTION 9. VOTING.  The Investment Adviser shall have the authority to vote as agent for each Portfolio, either in person or by proxy, tender and take all actions incident to the ownership of all securities in which such Portfolio’s assets may be invested from time to time, subject to such policies and procedures as the Board of Directors of the Fund may adopt from time to time.

SECTION 10. RESERVATION OF NAME.  The Investment Adviser shall at all times have all rights in and to each Portfolio’s name and all investment models used by or on behalf of such Portfolio.  The Investment Adviser may use each Portfolio’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder and the Fund shall execute and deliver any and all documents required to indicate the consent of the Fund to such use. The Fund hereby agrees that in the event that neither the Investment Adviser nor any of its affiliates acts as investment adviser to a Portfolio, the name of the Portfolio will be changed to one that does not suggest an affiliation with the Investment Adviser.

SECTION 11. COMPENSATION.

(a) For the services provided and the expenses assumed pursuant to this Agreement with respect to each Portfolio, the Fund will pay the Investment Adviser from the assets of such Portfolio and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, at the annual rate of 0.15% of the Portfolio’s average daily net assets. For any period less than a full month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month.

(b) The fee attributable to each Portfolio shall be satisfied only against the assets of such Portfolio and not against the assets of any other investment portfolio of the Fund. The Investment Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse a Portfolio for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Investment Adviser.

SECTION 12. LIMITATION OF LIABILITY.  The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”).  Each Portfolio will indemnify the Investment Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Investment Adviser.  Indemnification shall be made only following:  (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Portfolio who are neither “interested persons” of the Fund nor parties to the proceeding (“disinterested non-party directors”) or (b) an independent legal counsel in a written opinion.  The Investment Adviser shall be entitled to advances from the Portfolio for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law.  The Investment Adviser shall provide to the Portfolio a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Portfolio has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met.  In addition, at least one of the following additional conditions shall be met:  (a) the Investment Adviser shall provide a security in form and amount acceptable to the Portfolio for its undertaking; (b) the Portfolio is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based upon a review of facts readily available to the Portfolio at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification.  Any amounts payable by a Portfolio under this Section shall be satisfied only against the assets of the Portfolio and not against the assets of any other investment portfolio of the Fund.

The limitations on liability and indemnification provisions of this Section 12 shall not be applicable to any losses, claims, damages, liabilities or expenses arising from the Investment Adviser's rights to a Portfolio’s name.  The Investment Adviser shall indemnify and hold harmless the Fund and each Portfolio for any claims arising from the use of the terms “F/M”, “Genoa” or “North Slope” in the name of the Portfolio.

SECTION 13. DURATION AND TERMINATION.  This Agreement shall become effective with respect to each Portfolio as of the date first above written and, unless sooner terminated as provided herein, shall continue with respect to each Portfolio until August 16, 2024.  Thereafter, if not terminated, this Agreement shall continue with respect to each Portfolio for successive annual periods ending on August 16, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of such Portfolio; provided, however, that this Agreement may be terminated with respect to a Portfolio by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, on 60 days' prior written notice to the Investment Adviser, or by the Investment Adviser at any time, without payment of any penalty, on 60 days' prior written notice to the Fund.  This Agreement will immediately terminate in the event of its assignment.  (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meaning as such terms have in the 1940 Act).

SECTION 14. AMENDMENT OF THIS AGREEMENT.  No provision of this Agreement may be changed, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and, unless otherwise permitted by the 1940 Act, no amendment of this Agreement affecting a Portfolio shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

SECTION 15. MISCELLANEOUS.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

SECTION 16. NOTICE. All notices hereunder shall be given in writing and delivered by hand, national overnight courier, facsimile (provided written confirmation of receipt is obtained and said notice is sent via first class mail on the next business day) or mailed by certified mail, return receipt requested, as follows:

If to the Fund:

The RBB Fund, Inc
c/o US Bancorp Fund Services, LLC
615 E. Michigan St.
Milwaukee, WI 53202
Attention:

If to the Investment Adviser:

F/M Investments, LLC d/b/a North Slope Capital, LLC
3050 K Street NW
 Suite W-201
Washington, DC 20007
Attention:

The effective date of any notice shall be (i) the date such notice is sent if such delivery is effected by hand or facsimile, (ii) one business day after the date such notice is sent if such delivery is effected by national overnight courier; or (iii) the fifth (5th) Business Day after the date of mailing thereof.

SECTION 17. GOVERNING LAW.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

SECTION 18. COUNTERPARTS.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

THE RBB FUND, INC.

By:_______________________
Name:
Title:

F/M INVESTMENTS, LLC d/b/a NORTH SLOPE CAPITAL, LLC

By:_______________________
Name:
Title:

EXHIBIT A

US Treasury 10 Year Note ETF

US Treasury 2 Year Note ETF

US Treasury 12 Month Bill ETF

US Treasury 3 Month Bill ETF

RBB
A SERIES TRUST

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE
*****BOXES FOR TYPESETTING PURPOSES ONLY*****
THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage-paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER **12345678910**

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 28, 2023

The undersigned, revoking prior proxies, hereby appoints Steven Plump and James G. Shaw, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with the full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of the Shareholders ("Special Meeting") of the above-mentioned funds to be held on March 28, 2023, at 11:00 a.m. Central Time at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, or any adjournment thereof, upon the Proposal described in the Notice of Special Meeting of Shareholders and accompanying Proxy Statement, which has been received by the undersigned. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 28, 2023. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/rbb/docs/ETF2023.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors of The RBB Fund, Inc. (the "Company"). Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Company's Board of Directors, and the Proposal has been unanimously approved by the Board of Directors and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting. In their discretion, the proxies named above are authorized to vote upon such other matters as may properly come before the Special Meeting.

TO VOTE, MARK THE CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]